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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 24, 2002


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                          EXCHANGE APPLICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



Delaware                             0-24679                     04-3338916
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
incorporation)

                  89 South Street, Boston, Massachusetts 02111
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (617) 737 2244


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon the recommendation of the Registrant's Audit Committee, the Registrant's Board of Directors dismissed the principal accountants for the Registrant, Arthur Andersen LLP ("Arthur Andersen"), effective as of May 24, 2002.

During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. Arthur Andersen reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a reference to a going concern uncertainty on the financial statements for the year ended December 31, 2001. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated May 24, 2002 is filed as
Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NO.     EXHIBIT
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16.1            Letter from Arthur Andersen LLP, dated May 24, 2002, regarding change in certifying accountant.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Exchange Applications, Inc.



Dated: May 24, 2002                          /s/ J. Christopher Wagner
                                             -----------------------------------
                                             J. Christopher Wagner
                                             President, Chief Executive Officer,
                                             (authorized officer and principal
                                             finance and accounting officer)

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                                 EXHIBIT INDEX





EXHIBIT NO.     EXHIBIT
-----------     -------

16.1 Letter from Arthur Andersen LLP, dated May 24, 2002, regarding change in certifying accountant.